EXHIBIT 10.2

SCHEDULE OF EXECUTIVE OFFICERS PARTY TO THE

2007 CHANGE IN CONTROL AGREEMENT FILED AS EXHIBIT 10.1

Each of the parties identified below is party to a change in control agreement (“2007 CIC Agreement”) with Advanced Medical Optics, Inc. substantially in the form of Exhibit 10.1 to the Quarterly Report on Form 10-Q of Advanced Medical Optics, Inc. for the quarter ended June 29, 2007:

Name of Executive	Benefit Level Under Section 6 of the 2007 CIC Agreement	Benefit Level Under Section 8 of the 2007 CIC Agreement
Angelo Rago	Two Times	Two Times